SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENT
NOTE 15:	SUBSEQUENT EVENT (UNAUDITED)

On March 8, 2016, the Company announced that it initiated global restructuring actions, in order to decrease its cost levels in the comings years. The company plans to terminate the contracts of 33 employees and contractors, with estimated cost saving of $ 2,187.

In addition, the company plans to cut costs by merging geographical regions and decreasing various other expenses. Total saving in 2016 is estimated to $ 4,328. The restructuring cost in 2016 will result in $1,174 that will be incurred in the first quarter of 2016.